                                                                    Exhibit 99.1

      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
      Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, and 2001-1 Report for the Month Ended August 31, 2002

I.    Noteholder Information

A.    Identification of Notes

      Series      Description                                                   Cusip #             Due Date
      -------------------------------------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes ................................... 280907AP1 ......... December 1, 2035
      1999-1B     Senior Auction Rate Notes ................................... 280907AQ9 ......... December 1, 2035
      1999-1C     Subordinate Auction Rate Notes .............................. 280907AR7 ......... December 1, 2035
      2000-1A     Senior Auction Rate Notes ................................... 280907AS5 ......... December 1, 2035
      2000-1B     Senior Auction Rate Notes ................................... 280907AT3 ......... December 1, 2035
      2000-1C     Subordinate Auction Rate Notes .............................. 280907AU0 ......... December 1, 2035
      2001-1A     Senior Auction Rate Notes ................................... 280907AV8 ......... December 1, 2035
      2001-1B     Senior Auction Rate Notes ................................... 280907AW6 ......... December 1, 2035
      2001-1C     Subordinate Auction Rate Notes .............................. 280907AX4 ......... December 1, 2035

B.    Notification of Redemption Call of Notes

      Series 1999-1:
        None

      Series 2000-1:
        None

      Series 2001-1:
        None

C.    Principal Outstanding - August, 2002

                            Principal            Principal            Principal           Principal
                         Outstanding,             Borrowed             Payments        Outstanding,
      Series           Start of Month         During Month         During Month        End of Month
      ----------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A        $78,000,000.00                $0.00                $0.00      $78,000,000.00
        1999-1B         39,000,000.00                 0.00                 0.00       39,000,000.00
        1999-1C          9,300,000.00                 0.00                 0.00        9,300,000.00
                  ----------------------------------------------------------------------------------
        Total          126,300,000.00                 0.00                 0.00      126,300,000.00
                  ----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A         54,100,000.00                 0.00                 0.00       54,100,000.00
        2000-1B         54,100,000.00                 0.00                 0.00       54,100,000.00
        2000-1C         22,000,000.00                 0.00                 0.00       22,000,000.00
                  ----------------------------------------------------------------------------------
        Total          130,200,000.00                 0.00                 0.00      130,200,000.00
                  ----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A         79,000,000.00                 0.00                 0.00       79,000,000.00
        2001-1B         79,000,000.00                 0.00                 0.00       79,000,000.00
        2001-1C         23,800,000.00                 0.00                 0.00       23,800,000.00
                  ----------------------------------------------------------------------------------
        Total          181,800,000.00                 0.00                 0.00      181,800,000.00
                  ----------------------------------------------------------------------------------
      Totals          $438,300,000.00                $0.00                $0.00     $438,300,000.00
                  ==================================================================================

D.    Accrued Interest Outstanding - August, 2002

                     Accrued Interest             Interest             Interest    Accrued Interest             Interest
                         Outstanding,              Accrued             Payments        Outstanding,           Rate As Of
      Series           Start of Month         During Month         During Month        End of Month         End Of Month
      -------------------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A            $33,800.00          $129,545.00          $118,300.00          $45,045.00             1.89000%
        1999-1B             16,813.33            64,675.01            58,846.67           22,641.67             1.90000%
        1999-1C              4,236.67            16,417.08            14,828.33            5,825.42             2.05000%
                  ----------------------------------------------------------------------------------
        Total               54,850.00           210,637.09           191,975.00           73,512.09
                  ----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A             40,605.06            88,889.30            81,210.11           48,284.25             1.89000%
        2000-1B             19,881.75            88,198.03            79,527.00           28,552.78             1.90000%
        2000-1C             17,538.89            38,836.11            35,077.78           21,297.22             2.05000%
                  ----------------------------------------------------------------------------------
        Total               78,025.70           215,923.44           195,814.89           98,134.25
                  ----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A            115,537.50           129,801.39           232,896.39           12,442.50             1.89000%
        2001-1B             88,710.42           127,003.47           118,280.56           97,433.33             1.85000%
        2001-1C             37,485.00            42,939.16            76,358.33            4,065.83             2.05000%
                  ----------------------------------------------------------------------------------
        Total              241,732.92           299,744.02           427,535.28          113,941.66
                  ----------------------------------------------------------------------------------
      Totals              $374,608.62          $726,304.55          $815,325.17         $285,588.00
                  ==================================================================================

E.    Net Loan Rates for Next Interest Period

                      Interest Period
      Series            Starting Date        Net Loan Rate
      -----------------------------------------------------
      Series 1999-1:
        1999-1A             16-Oct-02                7.23%
        1999-1B             16-Oct-02                7.24%
        1999-1C             16-Oct-02                6.97%
      Series 2000-1:
        2000-1A             10-Oct-02                7.28%
        2000-1B             17-Oct-02                7.29%
        2000-1C             10-Oct-02                6.97%
      Series 2001-1:
        2001-1A             26-Sep-02                8.49%
        2001-1B             03-Oct-02                7.32%
        2001-1C             26-Sep-02                8.14%

F.    Noteholders' Carry-Over Amounts - August, 2002

                           Carry-Over                                                    Carry-Over
                             Amounts,            Additions             Payments            Amounts,
      Series           Start of Month         During Month         During Month        End of Month
      ----------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                $0.00               $0.00
        1999-1B                  0.00                 0.00                 0.00                0.00
        1999-1C                  0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                 0.00                0.00
        2000-1B                  0.00                 0.00                 0.00                0.00
        2000-1C                  0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                 0.00                0.00
        2001-1B                  0.00                 0.00                 0.00                0.00
        2001-1C                  0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                $0.00               $0.00
                  ==================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - August, 2002

                              Accrued             Interest             Interest             Accrued
                            Interest,              Accrued             Payments           Interest,
      Series           Start of Month         During Month         During Month        End of Month
      ----------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                $0.00               $0.00
        1999-1B                  0.00                 0.00                 0.00                0.00
        1999-1C                  0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                 0.00                0.00
        2000-1B                  0.00                 0.00                 0.00                0.00
        2000-1C                  0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                 0.00                0.00
        2001-1B                  0.00                 0.00                 0.00                0.00
        2001-1C                  0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                $0.00               $0.00
                  ==================================================================================

II.   Fund Information

A.    Reserve Funds - August, 2002

                                                                                             Amount
                                                                                --------------------
      Balance, Start of Month .................................................       $6,574,500.00
      Additions During Month (From Issuance of Notes) .........................                0.00
      Less Withdrawals During Month ...........................................                0.00
                                                                                --------------------
      Balance, End of Month ...................................................       $6,574,500.00
                                                                                ====================

B.    Capitalized Interest Accounts - August, 2002

                                                                                             Amount
                                                                                --------------------
      Balance, Start of Month .................................................               $0.00
      Additions During Month (From Issuance of Notes) .........................                0.00
      Less Withdrawals During Month ...........................................                0.00
                                                                                --------------------
      Balance, End of Month ...................................................               $0.00
                                                                                ====================

C.    Acquisition Accounts - August, 2002

                                                                                             Amount
                                                                                --------------------
      Balance, Start of Month .................................................       $1,390,022.49
      Additions During Month:
        Acquisition Funds from Note Issuance ..................................                0.00
        Recycling from Surplus Funds ..........................................       11,810,789.05
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired ....................................................                0.00
        Accrued Income ........................................................                0.00
        Premiums and Related Acquisition Costs ................................                0.00
      Less Withdrawals for Eligible Loans:
        Principal Acquired ....................................................      (12,490,982.00)
        Premiums and Related Acquisition Costs ................................         (212,386.37)
                                                                                --------------------
      Balance, End of Month ...................................................         $497,443.17
                                                                                ====================

D.    Alternative Loan Guarantee Accounts - August, 2002

                                                                                             Amount
                                                                                --------------------
      Balance, Start of Month .................................................       $2,334,670.97
      Additions During Month (Initial Purchase of Student Loans) ..............                0.00
      Guarantee Fees Received (Refunded) During Month .........................           98,692.40
      Interest Received During Month ..........................................            2,902.09
      Other Additions During Month ............................................           11,871.71
      Less Withdrawals During Month for Default Payments ......................         (154,345.19)
                                                                                --------------------
      Balance, End of Month ...................................................       $2,293,791.98
                                                                                ====================

III.  Student Loan Information

A.    Student Loan Principal Outstanding - August, 2002

                                                                                             Amount
                                                                                --------------------
      Balance, Start of Month .................................................     $409,314,563.93
      Initial Purchase of Eligible Loans ......................................                0.00
      Transfers ...............................................................             (650.30)
      Loans Purchased / Originated ............................................       12,490,982.00
      Capitalized Interest ....................................................          331,840.92
      Less Principal Payments Received ........................................       (8,817,571.89)
      Less Defaulted Alternative Loans Transferred ............................         (149,009.53)
      Other Increases (Decreases) .............................................          (10,099.28)
                                                                                --------------------
      Balance, End of Month ...................................................     $413,160,055.85
                                                                                ====================

B.    Composition of Student Loan Portfolio as of August 31, 2002

                                                                                             Amount
                                                                                --------------------
      Aggregate Outstanding Principal Balance .................................     $413,160,055.85
      Number of Borrowers .....................................................              70,067
      Average Outstanding Principal Balance Per Borrower ......................              $5,897
      Number of Loans (Promissory Notes) ......................................             130,632
      Average Outstanding Principal Balance Per Loan ..........................              $3,163
      Weighted Average Interest Rate ..........................................               4.60%

C.    Distribution of Student Loan Portfolio by Loan Type as of August 31, 2002

                                                                    Outstanding
                                                                      Principal
      Loan Type                                                         Balance             Percent
      ----------------------------------------------------------------------------------------------
      Stafford - Subsidized ..............................      $146,617,561.38               35.5%
      Stafford - Unsubsidized ............................        96,182,412.79               23.3%
      Stafford - Nonsubsidized ...........................             2,607.47                0.0%
      PLUS ...............................................        33,140,543.86                8.0%
      SLS ................................................            69,022.49                0.0%
      Consolidation ......................................        33,549,675.73                8.1%
      Alternative ........................................       103,598,232.13               25.1%
                                                           -----------------------------------------
      Total ..............................................      $413,160,055.85              100.0%
                                                           =========================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of August 31,
      2002

                                                                    Outstanding
                                                                      Principal
      Interest Rate                                                     Balance             Percent
      ----------------------------------------------------------------------------------------------
      Less Than 3.00% ....................................                $0.00                0.0%
      3.00% to 3.49% .....................................        79,734,629.82               19.3%
      3.50% to 3.99% .....................................                 0.00                0.0%
      4.00% to 4.49% .....................................       167,620,178.14               40.6%
      4.50% to 4.99% .....................................        68,343,310.39               16.5%
      5.00% to 5.49% .....................................        31,024,045.77                7.5%
      5.50% to 5.99% .....................................        27,829,467.58                6.7%
      6.00% to 6.49% .....................................         6,782,879.91                1.6%
      6.50% to 6.99% .....................................        11,965,484.91                2.9%
      7.00% to 7.49% .....................................         2,001,649.78                0.5%
      7.50% to 7.99% .....................................         7,743,707.05                1.9%
      8.00% to 8.49% .....................................         9,089,128.39                2.2%
      8.50% or Greater ...................................         1,025,574.11                0.2%
                                                           -----------------------------------------
      Total ..............................................      $413,160,055.85              100.0%
                                                           =========================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of August 31, 2002

                                                                    Outstanding
                                                                      Principal
      Borrower Payment Status                                           Balance             Percent
      ----------------------------------------------------------------------------------------------
      School .............................................      $101,364,695.45               24.5%
      Grace ..............................................        19,158,042.01                4.6%
      Repayment ..........................................       226,397,815.56               54.8%
      Deferment ..........................................        52,965,606.78               12.8%
      Forbearance ........................................        13,273,896.05                3.2%
                                                           -----------------------------------------
      Total ..............................................      $413,160,055.85              100.0%
                                                           =========================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of August 31, 2002

                                                                Percent by Outstanding Balance
                                                           -----------------------------------------
                                               Outstanding            Excluding
                                                 Principal         School/Grace        All Loans in
      Delinquency Status                           Balance         Status Loans           Portfolio
      ----------------------------------------------------------------------------------------------
      31 to 60 Days .................       $11,351,363.17                 3.9%                2.7%
      61 to 90 Days .................         6,774,632.55                 2.3%                1.6%
      91 to 120 Days ................         3,793,637.93                 1.3%                0.9%
      121 to 180 Days ...............         5,411,538.85                 1.8%                1.3%
      181 to 270 Days ...............         5,323,690.18                 1.8%                1.3%
      Over 270 Days .................         1,491,683.46                 0.5%                0.4%
      Claims Filed, Not Yet Paid ....           786,075.42                 0.3%                0.2%
                                      --------------------------------------------------------------
      Total .........................       $34,932,621.56                11.9%                8.5%
                                      ==============================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of August 31, 2002

                                                                    Outstanding
                                                                      Principal
      Guarantee Status                                                  Balance             Percent
      ----------------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100% .........................          $805,746.76                0.2%
      FFELP Loan Guaranteed 98% ..........................       308,756,076.96               74.7%
      Alternative Loans Non-Guaranteed ...................       103,598,232.13               25.1%
                                                           -----------------------------------------
      Total ..............................................      $413,160,055.85              100.0%
                                                           =========================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of August 31, 2002

                                                                    Outstanding
                                                                      Principal
      Guarantee Agency                                                  Balance             Percent
      ----------------------------------------------------------------------------------------------
      Education Assistance Corporation ...................      $202,844,812.35               49.1%
      Great Lakes Higher Education Corporation ...........        62,856,249.71               15.2%
      California Student Aid Commission ..................        15,039,739.90                3.6%
      Student Loans of North Dakota ......................         7,410,974.37                1.8%
      Texas GSLC .........................................         4,119,600.21                1.0%
      Pennsylvania Higher Education Assistance
       Agency ............................................         5,741,431.36                1.4%
      United Student Aid Funds, Inc ......................        10,641,905.65                2.6%
      Other Guarantee Agencies ...........................           907,110.17                0.2%
      Alternative Loans Non-Guaranteed ...................       103,598,232.13               25.1%
                                                           -----------------------------------------
      Total ..............................................      $413,160,055.85              100.0%
                                                           =========================================

I.    Fees and Expenses Accrued For / Through  August, 2002

                                                                      For The 8
                                                                   Months Ended
                                              August, 2002        Aug. 31, 2002
                                      ------------------------------------------
      Servicing Fees ................          $361,515.05        $2,834,032.23
      Indenture Trustee Fees ........             9,231.17            73,247.96
      Broker / Dealer Fees ..........            94,356.24           739,631.15
      Auction Agent Fees ............             7,548.51            59,170.60
      Other Permitted Expenses ......                 0.00                 0.00
                                      ------------------------------------------
      Total .........................          $472,650.97        $3,706,081.94
                                      ==========================================

J.    Ratio of Assets to Liabilities as of August 31, 2002

                                                                         Amount
                                                           ---------------------
      Total Indenture Assets .............................      $447,206,801.98
      Total Indenture Liabilities ........................       438,961,713.03
                                                           ---------------------
      Ratio ..............................................              101.88%
                                                           =====================

K.    Senior and Subordinate Percentages as of August 31, 2002

                                                                         Amount
                                                           ---------------------

      Aggregate Values                                          $447,556,039.54
                                                           =====================
      Senior Notes Outstanding Plus Accrued Interest             383,454,399.46
                                                           =====================
      All Notes Outstanding Plus Accrued Interest                438,585,587.94
                                                           =====================
      Dividend Prerequisites:
        Senior Percentage (Requirement = 112%)                          116.72%
                                                           =====================
        Subordinate Percentage (Requirement = 102%)                     102.05%
                                                           =====================
        Available for Dividend - Excess (Shortage)
         Over Dividend Prerequisites                                $198,739.84
                                                           =====================